UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2003


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                        Commission File Number 001-14135
                                 OMI CORPORATION


             (Exact name of Registrant as specified in its charter)



           Marshall Islands                       52-2098714
    (State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)            Identification No.)


                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902

        Registrant's telephone number including area code: (203) 602-6700



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Item 7.    Financial Statements and Exhibits

   (c)      Exhibits

   99 Press release dated November 13, 2003 announcing that OMI Corporation has reached an agreement in principle with the U.S. Department of Justice.


Item 12. Results of Operations and Financial Condition.

Press release dated November 13, 2003 announcing that OMI Corporation has reached an agreement in principle with the U.S. Department of Justice. The press release is furnished herewith as Exhibit 99.

The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    November 13, 2003     By:  /s/Craig H. Stevenson, Jr.
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                                    Craig H. Stevenson, Jr. Chairman of the
                                    Board and Chief Executive Officer



 Date:   November 13,  2003     By:/s/Kathleen C. Haines
         -----------------          ----------------------------------------
                                    Kathleen C. Haines
                                    Senior Vice President,
                                    Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX


The following Exhibit is being filed with this report.

 Exhibit No.      Description
 -----------      -----------
     99           Press release dated November 13, 2003 announcing that OMI
                  Corporation has reached an agreement in principle with the U.S. Department of Justice.